UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2023
RED ROBIN GOURMET BURGERS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34851	84-1573084
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 E. Geddes Avenue, Suite 500
Englewood, Colorado            80112
(Address of principal executive offices)                 (Zip Code)

Registrant’s telephone number, including area code: (303) 846-6000

Not Applicable
(Former name or former address, if changed since last report.)
 ___________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RRGB	Nasdaq	(Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02     Results of Operations and Financial Condition
On August 17, 2023, Red Robin Gourmet Burgers, Inc. (the "Company") issued a press release describing selected financial results for the second fiscal quarter ended July 9, 2023. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in this Item 2.02, including the information set forth in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On August 14, 2023, the Board of Directors (the “Board”) of the Company increased the size of the Board from eight to nine members and appointed Nicole Miller Regan to fill the resulting vacancy, effective immediately. On August 17, 2023, the Company issued a press release announcing Ms. Miller Regan’s appointment, a copy of which is attached hereto as Exhibit 99.2. Ms. Miller Regan will serve as a director until the 2024 Annual Meeting of Stockholders or until her successor has been duly elected and qualified, or until the earlier of her death, resignation, or removal. Ms. Miller Regan will also serve as a member of the Audit Committee and the Finance Committee of the Board. The Board has determined that Ms. Miller Regan qualifies as an independent director under the Nasdaq listing standards.
Ms. Miller Regan currently serves as the Chief Financial Officer for 7 Brew, a network of drive-thru beverage-only stands recognized for its hospitality model. She has served in this role since December 2022. Prior to her role at 7 Brew, Ms. Miller Regan served as the managing director and head of the consumer equity research practice at Piper Sandler, a leading investment bank, from 2006 through 2022.
Ms. Miller Regan will receive compensation in accordance with the Company’s standard non-employee director compensation policies, which are described in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 3, 2023. There are no transactions between the Company and Ms. Miller Regan that would be reportable under Item 404(a) of Regulation S-K. Ms. Miller Regan was not selected pursuant to any arrangement or understanding between herself and any other person.
ITEM 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description
99.1	Red Robin Gourmet Burgers, Inc. Press Release dated August 17, 2023, announcing financial results
99.2	Red Robin Gourmet Burgers, Inc. Press Release dated August 17, 2023, announcing the appointment of Nicole Miller Regan as a director
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED ROBIN GOURMET BURGERS, INC.

Date: August 17, 2023

By:	/s/ Todd Wilson
Name:	Todd Wilson
Title:	Chief Financial Officer

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